Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated October [31], 2018, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated September 11, 2017, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1        Amendment to Preliminary Statements. The first Preliminary Statement of the Credit Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders and the L/C Issuer make loans and other financial accommodations to the Loan Parties in an aggregate amount of up to $17,000,000.

1.2       Amendments to Section 1.01.

(a)        The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, a rate per annum equal to (a) 3.50%, in the case of Eurodollar Rate Loans, and (b) 2.50%, in the case of Base Rate Loans.

(b)        The last sentence of the definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Commitments of all of the Lenders on the Second Amendment Effective Date shall be $17,000,000.

(c)        Clause (b) of the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)       for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day; provided that: (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Rate shall be less than 0.25%, such rate shall be deemed to be 0.25% for purposes of this Agreement.

(d)       The definition of “Excluded Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Excluded Subsidiary” (a) Fast Restaurants Co-Development Limited Partnership, (b) Bad Daddy’s Burger Bar of Seaboard, LLC, (c) Bad Daddy’s Burger Bar of Cary, LLC, (d) Bad Daddy’s Burger Bar of Winston-Salem, LLC, (e) BD of Brier Creek, LLC, (f) BD of Greenville, LLC, (g) BD of Wendover Commons, LLC, (h) BD of McDaniel Village, LLC and (i) any other Subsidiary of the Loan Parties that is a joint venture any portion of the Equity Interests of which are held by a third party, unless consent of the third party to such Subsidiary guaranteeing the Obligations is obtained.

(e)       The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means December 31, 2021; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(f)       The following definition is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Second Amendment Effective Date” means October [31], 2018.

1.3       Amendment to Section 2.03(h). Section 2.03(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(h)       Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance, subject to Section 2.14, with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to 2.00% times the daily amount available to be drawn under such Letter of Credit. Letter of Credit Fees shall be (1) due and payable on the first Business Day following each fiscal quarter end, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (2) computed on a quarterly basis in arrears.

1.4       Amendment to Section 4.02(d). Section 4.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)       [RESERVED]

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1.5       Amendment to Section 5.19(a). Section 5.19(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)       Subsidiaries. Set forth on Schedule 5.19(a) is the following information which is true and complete in all respects as of the Second Amendment Effective Date: (i) a complete and accurate list of all Subsidiaries of the Loan Parties as of the Second Amendment Effective Date, (ii) the number of shares of each class of Equity Interests in each Subsidiary outstanding, (iii) the number and percentage of outstanding shares of each class of Equity Interests owned by the Loan Parties and their Subsidiaries and (iv) the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.). The outstanding Equity Interests in all Subsidiaries are validly issued, fully paid and non-assessable and are owned free and clear of all Liens. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to the Equity Interests of any Loan Party or any Subsidiary thereof, except as contemplated in connection with the Loan Documents.

1.6       Amendment to Section 7.11(d). Section 7.11(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)       Minimum Liquidity. The Borrower shall at all times maintain Liquidity in an aggregate amount not less than $2,000,000.

1.7       Amendment to Schedule 1.01(b). Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

1.8       Amendment to Schedule 5.19(a). Schedule 5.19(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.19(a) hereto.

ARTICLE II

CONDITIONS

2.1       Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of:

(a)       a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b)       an officer’s certificate dated the date hereof, executed by a Responsible Officer of each Loan Party, certifying as to (i) the Organization Documents of each Loan Party which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority or, with respect to any Organization Document of such Loan Party delivered to the Administrative Agent on the Closing Date that has not been amended, supplemented or otherwise modified, and that remains in full force and effect on the date hereof, certification by a Responsible Officer that such Organization Document has not been amended, supplemented or otherwise modified since the Closing Date and remains in full force and effect on the date hereof, and (ii) the resolutions of the governing body of each Loan Party; and

(c)       any fees and expenses owing to the Administrative Agent in connection with this Amendment.

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ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)       Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)       The execution, delivery and performance by each Loan Party of this Amendment been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(c)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)       The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)       No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)       The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)       The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Loan Parties agree to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

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3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

	By:	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

GUARANTORS:	GOOD TIMES DRIVE THRU INC.,
a Colorado corporation

	By:	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

BD OF COLORADO LLC,
a Colorado limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its manager

		By:	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT

BAD DADDY’S FRANCHISE DEVELOPMENT, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its member

By:	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By: :	/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT

BAD DADDY’S BURGER BAR, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC. a Nevada corporation, its sole member

By:	:/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	:/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	:/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	:/Ryan M. Zink/
Name: Ryan M. Zink
Title: Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT

ADMINISTRATIVE
AGENT:	CADENCE BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Vance Waldron
Name: Vance Waldron
Title: Vice President

LENDERS:	CADENCE BANK, NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Vance Waldron
Name: Vance Waldron
Title: Vice President

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT

Exhibit A

Schedule 1.01(b)

Initial Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage of Commitment
Cadence Bank, National Association	$17,000,000.00	100.000000000%
TOTAL	$17,000,000.00	100.000000000%

Schedule 5.19(a)

Subsidiaries of Loan Parties

1)	Subsidiaries of Good Times Restaurants Inc., a Nevada corporation (“GTIM”)
a)	Good Times Drive Thru Inc., a Colorado corporation
i)	Number of Shares of each class outstanding - 1,000,000 shares – Common Stock
ii)	Wholly Owned by GTIM– 1,000,000 shares – 100%
iii)	Nature of the Interest – Common Stock - voting
iv)	No Series A stock is outstanding
v)	No Series C stock is outstanding
b)	BD of Colorado LLC, a Colorado limited liability company
i)	Number of Units outstanding – 100
ii)	Wholly owned by GTIM – 100 Units -- 100% membership interest
iii)	Nature of the Interest single class membership interest - voting
c)	Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
i)	Number of Units outstanding –10,000 Class A Units
ii)	Wholly owned – 100% Class A membership interest:

(4,800 Units or 48% owned by GTIM) and (5,200 Units or 52% owned by BDI)

iii)	Nature of the Interest single class membership interest - voting
d)	Bad Daddy’s International, LLC, a North Carolina limited liability company (“BDI”)
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest single class membership interest - voting
2)	Subsidiaries of Good Times Drive Thru Inc., a Colorado corporation
a)	Fast Restaurants Co-Development LLLP, a Colorado limited liability limited partnership
i)	Joint Venture consists of 50% ownership in 6 Good Times Drive Thru restaurants and 78.5% ownership in 1 Good Times Drive Thru restaurant.
ii)	Nature of the partnership interest owned is General Partner
3)	Subsidiaries of BD of Colorado LLC, a Colorado limited liability company
a)	None
4)	Subsidiaries of Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
a)	None

5)	Subsidiaries of Bad Daddy’s International, LLC, a North Carolina limited liability company
a)	Bad Daddy’s Burger Bar, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest – Single class membership interest - voting

b)	Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
i)	Number of Units outstanding –10,000 Class A Units
ii)	Wholly owned – 100% Class A membership interest:

(4,800 Units or 48% owned by GTIM) and (5,200 Units or 52% owned by BDI)

iii)	Nature of the Interest single class membership interest - voting
c)	Bad Daddy’s Burger Bar of Ballantyne, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest – Single class membership interest - voting

d)	Bad Daddy’s Burger Bar of Birkdale, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest -- Single class membership interest - voting

e)	Bad Daddy’s Burger Bar of Mooresville, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest -- Single class membership interest - voting

f)	Bad Daddy’s Burger Bar of Seaboard, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 526 Units of Class B outstanding
ii)	5,250 Units (52.5%) of Class A owned by BDI – 49.875% of all membership interests
iii)	Nature of the Interest –Class A membership interest - voting

g)	Bad Daddy’s Burger Bar of Cary, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	5,250 Units (52.5%) of Class A owned by BDI - 52.5% of all membership interests
iii)	Nature of the Interest – Class A membership interest - voting

h)	Bad Daddy’s Burger Bar of Winston-Salem, LLC, a North Carolina limited liability company
i)	9,700 Units of Class A and 1,077.78 Units of Class B outstanding
ii)	2,500 Units (25.78%) of Class A owned by BDI - 23.202% of all membership interests
iii)	Nature of the Interest -- Class A membership interest - voting

i)	BDBB of Olive Park NC, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	5,100 Units (51%) of Class A owned by BDI – 51% of all membership interests
iii)	Nature of the Interest Class A membership interest - voting

j)	Bad Daddy’s of Fayetteville, LLC, a North Carolina limited liability company
i)	94,000 Units of Class A and 6,000 Units of Class B outstanding
ii)	50,000 Units (53.191%) of Class A owned by BDI – 50% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

k)	BD of Brier Creek, LLC, a North Carolina limited liability company*
i)	No units issued
ii)	To be dissolved

l)	BD of Greenville, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	5,790 (58%) Class A units owned by BDI – 58% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

m)	BD of Wendover Commons, LLC, a North Carolina limited liability company
i)	100,000 Units of Class A and 0 Units of Class B outstanding
ii)	51,000 (51%) Class A units owned by BDI – 51% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

n)	BD of McDaniel Village, LLC, a South Carolina limited liability company
i)	100,000 Units of Class A and 0 Units of Class B outstanding
ii)	51,000 (51%) Class A units owned by BDI – 51% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

6)	Bad Daddy’s Burger Bar, LLC, a North Carolina limited liability company
a)	None
7)	Bad Daddy’s Burger Bar of Ballantyne, LLC, a North Carolina limited liability company
a)	None
8)	Bad Daddy’s Burger Bar of Birkdale, LLC, a North Carolina limited liability company
a)	None
9)	Bad Daddy’s Burger Bar of Mooresville, LLC, a North Carolina limited liability
a)	None

*Joint Venture Operating Agreement was not executed. Entity to be dissolved as it will no longer be used.